UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)
 ________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 25, 2013
Date of report (date of earliest event reported)

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Digi International Inc.
(Exact name of registrant as specified in its charter)

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Delaware	1-34033	41-1532464
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11001 Bren Road East, Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)
(952) 912-3444
(Registrant’s telephone number, including area code)
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On July 25, 2013, Digi International Inc. (“Digi”) issued a press release regarding Digi's financial results for its third fiscal quarter ended June 30, 2013. A copy of the press release was attached as Exhibit 99.1 to a current report on Form 8-K dated July 25, 2013. The press release contained Consolidated Statements of Operations. The gross profit in those Consolidated Statements of Operations was incorrect for all periods. On July 26, 2013 Digi issued an updated press release that corrected the gross profit in the Consolidated Statements of Operations for all periods. The updated press release otherwise contains no different information from the press release issued on July 25th.

Item 2.02	Results of Operations and Financial Condition.
On July 26, 2013, Digi International Inc. (“Digi”) issued a corrected press release regarding Digi’s financial results for its third fiscal quarter ended June 30, 2013. A copy of the corrected press release dated July 26, 2013 is attached as Exhibit 99.1 to this current report on Form 8-K/A.
The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
The following exhibit is furnished herewith:

99.1	Corrected Press Release dated July 26, 2013, announcing financial results for the third fiscal quarter ended June 30, 2013.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: July 26, 2013

DIGI INTERNATIONAL INC.

By:	/s/ Joseph T. Dunsmore
Joseph T. Dunsmore
Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
99.1	Corrected Press Release dated July 26, 2013, announcing financial results for the third fiscal quarter ended June 30, 2013.	Furnished Electronically